Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TrackSoft Systems, Inc., (the “Company”) on Form 10-Q for the period ended February 29, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Rosario Piacente, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)    The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 23, 2012

/s/ Rosario Piacente
Rosario Piacente Chief Executive Officer (Principal Executive Officer)